UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21735

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (ETV) Annual Report December 31, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

As of December 31, 2012, the Fund distributed quarterly cash distributions equal to $0.3323 per share in accordance with the MDP. The Fund’s distribution frequency changed to monthly beginning in January 2013. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2012

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	4

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Notice to Shareholders	22

Dividend Reinvestment Plan	23

Management and Organization	25

Important Notices	27

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Early in the 12-month period ended December 31, 2012, U.S. stocks began a rally that continued through early April 2012. Equities were generally fueled by stronger economic growth, falling unemployment and what the markets perceived as a successful restructuring of Greek debt, which lowered the potential for European contagion. Then in May 2012, the third consecutive mid-year economic slowdown arrived amid renewed concerns over Europe, slowing growth in China and continuing political uncertainty in the United States ahead of the elections.

However, despite a slowdown in consumer spending, weakening employment data and downward revisions of growth expectations, U.S. stocks rallied from June 2012 through early October 2012. Several catalysts appeared to be driving a market rally that defied U.S. economic data. First, investors anticipated that worsening economic news would prompt the U.S. Federal Reserve to initiate another round of quantitative easing to stimulate the economy — which it did in September 2012. Second, many of the investors who were hunting for yield in a historically low interest-rate environment were driven to stocks that offered higher yields than bonds. Finally, Europe’s ongoing debt crisis and a slowdown in Chinese growth made the United States, despite its problems, look relatively attractive to many global investors.

In the final months of the fiscal year, however, from early October 2012 through December 2012, U.S. stocks gave back some of their gains amid elevated market volatility. With the U.S. elections leaving Congress still divided on economic issues, investors grew increasingly worried about a political deadlock on tax and spending policies — an impasse that left the United States rushing toward a so-called “fiscal cliff” that threatened to drag down its economy. On the positive side, investors appeared to be encouraged by improving employment numbers, signs of an accelerating recovery in the housing market, and the European Central Bank’s efforts to strengthen and centralize the European banking system.

Fund Snapshot at December 31, 20125

Objective	The primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a diversified portfolio of common stocks and writes call options on one or more U.S. indices on a substantial portion of the value of its common stock portfolio to generate current earnings from the option premium. The Fund evaluates returns on an after tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.

Options Strategy	Write Index Covered Calls

Equity Benchmark[2]	60% S&P 500 Index 40% NASDAQ-100 Index

Morningstar Category	Large Growth

Distribution Frequency	Quarterly*

Common Stock Portfolio

Positions Held	232

% US / Non-US	98.4/1.6

Avg. Market Cap	$40.0 Billion

Call Options

% Portfolio with Call Options	96

Average Days to Expiration	18 days

Weighted Average % of Strike Prices:	1.85% out-of-the-money

*	Distribution changed from quarterly to monthly. See page 3 for additional details.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Management’s Discussion of Fund Performance1 —continued

Fund Performance

For the fiscal year ended December 31, 2012, Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) had a total return of 11.77% at net asset value (NAV), underperforming the 16.00% return of the S&P 500 Index (the Index)2 and the 18.35% return of the NASDAQ-100 Index, and outperforming the 5.20% return of the CBOE S&P 500 BuyWrite Index and the 3.39% return of the CBOE NASDAQ-100 BuyWrite Index. The Fund’s underlying common stock portfolio outperformed the Index and underperformed the NASDAQ-100 Index during the period. Compared with the Fund’s common stock portfolio, the Fund’s options overlay strategy was a larger detractor from overall Fund performance versus the Index during the fiscal year.

In the Fund’s underlying common stock portfolio, stock selection in the information technology (IT), consumer discretionary and health care sectors contributed to Fund performance versus the Index during the period. Within the IT sector, stock selection and an overweight position in computers & peripherals aided relative Fund returns versus the Index during the period. Stock selection and an overweight in media, as well as an overweight in Internet & catalog retail, drove Fund performance in the consumer discretionary sector. In health care, stock selection and an overweight in biotechnology helped relative Fund performance versus the Index.

In contrast, an underweight in the financials sector and stock selection in industrials detracted from Fund performance relative to the Index during the period. Within financials, stock selection and an underweight in diversified financial services dragged on Fund returns versus the Index. An underweight in industrial conglomerates held back relative Fund performance versus the Index in the industrials sector.

The Fund employs an options strategy of writing (selling) stock index call options on a portion of its underlying common stock portfolio. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and enhance current income, can be beneficial during periods of market weakness such as we experienced in May of 2012, but may detract from Fund performance versus the Index during periods of market strength. When the market was trending upward, as it was for much of the fiscal year, the Fund’s writing of index call options held back Fund returns versus the Index, as premium income was relatively low and some short calls ended in losses. For the 12-month period as a whole, the Fund’s options program hurt relative Fund returns versus the Index.

In January 2013, the Fund began paying distributions to shareholders on a monthly basis instead of quarterly. As a result of this change, beginning in January 2013 you will receive each month a distribution equal to one-twelfth of the Fund’s planned distribution for the calendar year, rather than receiving one-quarter of that total amount four times a year. In December 2012, you received a quarterly distribution of $0.3323 per share. In January 2013, you received a distribution of $0.1108 per share as your first monthly distribution, followed by expected distributions in the same amount in February, March and so on. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long- term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Additional information about the Fund, including the change in distribution frequency, is available on the Eaton Vance website (www.eatonvance.com).

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Performance2

Portfolio Managers Walter A. Row III, CFA, CMT, David Stein, Ph.D. and Thomas Seto

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	06/30/2005	11.77%	5.77%	7.33%
Fund at Market Price	—	18.17	6.25	5.96
S&P 500 Index	06/30/2005	16.00%	1.66%	4.61%
NASDAQ-100 Index	06/30/2005	18.35	5.89	8.77
CBOE S&P 500 BuyWrite Index	06/30/2005	5.20	1.13	3.78
CBOE NASDAQ-100 BuyWrite Index	06/30/2005	3.39	0.26	2.46

% Premium/Discount to NAV
				–9.22%

Distributions[3]
Total Distributions per share for the period				$1.329
Distribution Rate at NAV				9.65%
Distribution Rate at Market Price				10.63%

Fund Profile

Sector Allocation (% of total investments)4

Top 10 Holdings (% of total investments)4

Apple, Inc.	9.4%
Microsoft Corp.	4.6
Google, Inc., Class A	3.9
Oracle Corp.	3.2
QUALCOMM, Inc.	2.4
Amazon.com, Inc.	2.3
Comcast Corp., Class A	2.2
Intel Corp.	2.2
Cisco Systems, Inc.	2.0
Exxon Mobil Corp.	2.0
Total	34.2%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ-100 Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on NASDAQ. CBOE S&P 500 BuyWrite Index measures the performance of a hypothetical buy-write strategy on the S&P 500 Index. CBOE NASDAQ-100 BuyWrite Index measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ-100 Index and writes (sells) NASDAQ-100 Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax- exempt income, net realized capital gains and return of capital. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distribution rate is determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.
[5]	The following terms as used in the Fund snapshot:

Average Market Cap: The average market capitalization of the companies that have issued the common stocks owned by a Fund. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). For an index call option, the buyer has the right to receive from the seller a cash payment at the option expiration date equal to any positive difference between the value of the index at contract expiration and the exercise price. The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out-of-the-Money: For a call option on an index, the extent to which the exercise price of the option exceeds the current price of the value of the index.

Fund snapshot and profile subject to change due to active management.

Important Notice to Shareholders

On August 6, 2012, the Fund’s Board of Trustees adopted a share repurchase program for the Fund and authorized it to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. Establishing the repurchase program does not obligate the Fund to purchase specific amounts of shares. For more information on the Fund’s share repurchase program, please see Note 5 in the Fund’s Notes to Financial Statements.

5

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments

Common Stocks — 100.3%

Security	Shares	Value

Aerospace & Defense — 1.7%
Boeing Co. (The)	26,140	$1,969,911
General Dynamics Corp.	24,734	1,713,324
Honeywell International, Inc.	77,664	4,929,334
Northrop Grumman Corp.	44,683	3,019,677
Rockwell Collins, Inc.	49,396	2,873,365
Textron, Inc.	31,025	769,110

		$15,274,721

Air Freight & Logistics — 0.2%
FedEx Corp.	16,360	$1,500,539

		$1,500,539

Airlines — 0.1%
Southwest Airlines Co.	60,023	$614,636

		$614,636

Auto Components — 0.4%
Dana Holding Corp.	77,289	$1,206,481
Johnson Controls, Inc.	71,926	2,208,128

		$3,414,609

Automobiles — 0.1%
Ford Motor Co.	41,101	$532,258

		$532,258

Beverages — 1.6%
Coca-Cola Co. (The)	243,298	$8,819,553
Coca-Cola Enterprises, Inc.	38,080	1,208,278
PepsiCo, Inc.	62,724	4,292,203

		$14,320,034

Biotechnology — 4.1%
Amgen, Inc.	68,442	$5,907,913
Biogen Idec, Inc.(1)	43,516	6,382,492
BioMarin Pharmaceutical, Inc.(1)	23,822	1,173,234
Celgene Corp.(1)	107,120	8,432,486
Gilead Sciences, Inc.(1)	174,328	12,804,392
Onyx Pharmaceuticals, Inc.(1)	11,087	837,401

		$35,537,918

Security	Shares	Value

Capital Markets — 1.8%
Franklin Resources, Inc.	16,853	$2,118,422
Goldman Sachs Group, Inc. (The)	23,436	2,989,496
Invesco, Ltd.	78,614	2,051,039
Morgan Stanley	75,054	1,435,033
Northern Trust Corp.	46,379	2,326,371
State Street Corp.	48,378	2,274,250
T. Rowe Price Group, Inc.	34,640	2,256,103

		$15,450,714

Chemicals — 1.4%
Air Products and Chemicals, Inc.	42,810	$3,596,896
Celanese Corp., Series A	10,077	448,729
E.I. du Pont de Nemours & Co.	63,024	2,834,189
PPG Industries, Inc.	41,446	5,609,716

		$12,489,530

Commercial Banks — 2.9%
Banco Santander Central Hispano SA ADR	58,421	$477,299
BankUnited, Inc.	21,449	524,213
Fifth Third Bancorp	100,126	1,520,914
First Horizon National Corp.	46,402	459,844
First Republic Bank	21,771	713,653
Huntington Bancshares, Inc.	179,679	1,148,149
KeyCorp	143,582	1,208,960
Regions Financial Corp.	757,705	5,394,860
Royal Bank of Canada	38,716	2,334,575
SunTrust Banks, Inc.	49,905	1,414,807
Toronto-Dominion Bank (The)	21,736	1,832,997
U.S. Bancorp	78,667	2,512,624
Wells Fargo & Co.	163,476	5,587,610

		$25,130,505

Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	31,690	$1,106,615
Pitney Bowes, Inc.	39,963	425,206
Waste Management, Inc.	53,872	1,817,641

		$3,349,462

Communications Equipment — 5.0%
Acme Packet, Inc.(1)	35,000	$774,200
Brocade Communications Systems, Inc.(1)	321,783	1,715,103
Cisco Systems, Inc.	879,620	17,284,533
Harris Corp.	12,438	608,964
JDS Uniphase Corp.(1)	31,557	427,282

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Communications Equipment (continued)
Juniper Networks, Inc.(1)	55,707	$1,095,757
QUALCOMM, Inc.	342,876	21,265,170
Riverbed Technology, Inc.(1)	50,997	1,005,661

		$44,176,670

Computers & Peripherals — 10.2%
Apple, Inc.	154,282	$82,236,935
Dell, Inc.	325,779	3,300,141
EMC Corp.(1)	161,361	4,082,433

		$89,619,509

Construction & Engineering — 0.1%
Fluor Corp.	8,525	$500,759

		$500,759

Consumer Finance — 1.1%
American Express Co.	79,374	$4,562,418
Capital One Financial Corp.	10,757	623,153
Discover Financial Services	116,006	4,472,031

		$9,657,602

Distributors — 0.1%
Genuine Parts Co.	19,047	$1,211,008

		$1,211,008

Diversified Financial Services — 1.3%
CME Group, Inc.	38,670	$1,960,956
JPMorgan Chase & Co.	151,347	6,654,727
Moody’s Corp.	58,952	2,966,465

		$11,582,148

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	278,014	$9,371,852
Frontier Communications Corp.	154,158	659,796
Verizon Communications, Inc.	145,422	6,292,410
Windstream Corp.	146,950	1,216,746

		$17,540,804

Electric Utilities — 0.5%
American Electric Power Co., Inc.	39,722	$1,695,335
Edison International	62,309	2,815,744

		$4,511,079

Security	Shares	Value

Electrical Equipment — 0.5%
Eaton Corp. PLC	8,277	$448,613
Emerson Electric Co.	78,984	4,182,993

		$4,631,606

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., Class A	9,096	$588,511
TE Connectivity, Ltd.	11,868	440,540

		$1,029,051

Energy Equipment & Services — 1.0%
Halliburton Co.	104,167	$3,613,553
Schlumberger, Ltd.	68,972	4,779,070

		$8,392,623

Food & Staples Retailing — 1.1%
CVS Caremark Corp.	138,327	$6,688,110
Kroger Co. (The)	37,587	978,014
Safeway, Inc.	73,801	1,335,060
Wal-Mart Stores, Inc.	6,417	437,832

		$9,439,016

Food Products — 1.6%
ConAgra Foods, Inc.	99,885	$2,946,607
H.J. Heinz Co.	41,807	2,411,428
Hershey Co. (The)	17,810	1,286,238
Hormel Foods Corp.	14,141	441,341
Kraft Foods Group, Inc.	9,708	441,423
Mondelez International, Inc., Class A	250,000	6,367,500

		$13,894,537

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	91,000	$5,960,500
Baxter International, Inc.	48,119	3,207,612
Covidien PLC	25,801	1,489,750
Edwards Lifesciences Corp.(1)	11,063	997,551
Intuitive Surgical, Inc.(1)	12,611	6,184,056
Stryker Corp.	35,313	1,935,859

		$19,775,328

Health Care Providers & Services — 1.7%
AmerisourceBergen Corp.	42,759	$1,846,334
Cigna Corp.	36,534	1,953,108
DaVita HealthCare Partners, Inc.(1)	7,275	804,106
Fresenius Medical Care AG & Co. KGaA ADR	54,102	1,855,698

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)
LifePoint Hospitals, Inc.(1)	43,020	$1,624,005
McKesson Corp.	7,813	757,548
Quest Diagnostics, Inc.	19,665	1,145,879
UnitedHealth Group, Inc.	79,007	4,285,340
WellPoint, Inc.	17,000	1,035,640

		$15,307,658

Hotels, Restaurants & Leisure — 2.5%
Carnival Corp.	89,081	$3,275,508
International Game Technology	56,626	802,390
Marriott International, Inc., Class A	92,128	3,433,611
Marriott Vacations Worldwide Corp.(1)	10,303	429,326
McDonald’s Corp.	73,784	6,508,487
Starwood Hotels & Resorts Worldwide, Inc.	39,775	2,281,494
Yum! Brands, Inc.	80,115	5,319,636

		$22,050,452

Household Durables — 0.3%
Whirlpool Corp.	29,270	$2,978,223

		$2,978,223

Household Products — 1.0%
Clorox Co. (The)	41,339	$3,026,842
Colgate-Palmolive Co.	15,796	1,651,314
Procter & Gamble Co.	54,796	3,720,100

		$8,398,256

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)	119,531	$1,278,982

		$1,278,982

Industrial Conglomerates — 1.3%
3M Co.	37,754	$3,505,459
General Electric Co.	376,600	7,904,834

		$11,410,293

Insurance — 1.8%
ACE, Ltd.	35,393	$2,824,361
Aflac, Inc.	17,703	940,383
American International Group, Inc.(1)	41,406	1,461,632
Aon PLC	6,626	368,406
Berkshire Hathaway, Inc., Class B(1)	19,434	1,743,230
Genworth Financial, Inc., Class A(1)	74,552	559,885
Hartford Financial Services Group, Inc.	25,311	567,979

Security	Shares	Value

Insurance (continued)
Marsh & McLennan Cos., Inc.	45,417	$1,565,524
Travelers Companies, Inc. (The)	59,566	4,278,030
Unum Group	81,297	1,692,604

		$16,002,034

Internet & Catalog Retail — 2.4%
Amazon.com, Inc.(1)	78,794	$19,788,325
Shutterfly, Inc.(1)	27,478	820,768

		$20,609,093

Internet Software & Services — 5.9%
eBay, Inc.(1)	206,613	$10,541,395
Facebook, Inc., Class A(1)	90,000	2,396,700
Google, Inc., Class A(1)	48,050	34,085,229
LinkedIn Corp., Class A(1)	4,433	508,997
VeriSign, Inc.(1)	107,988	4,192,094

		$51,724,415

IT Services — 2.8%
Alliance Data Systems Corp.(1)	7,945	$1,150,118
Cognizant Technology Solutions Corp., Class A(1)	97,645	7,230,612
Fidelity National Information Services, Inc.	79,262	2,759,110
International Business Machines Corp.	46,647	8,935,233
MasterCard, Inc., Class A	3,808	1,870,794
VeriFone Systems, Inc.(1)	14,752	437,840
Visa, Inc., Class A	16,517	2,503,647

		$24,887,354

Life Sciences Tools & Services — 0.2%
Bruker Corp.(1)	57,399	$876,483
PerkinElmer, Inc.	23,065	732,083

		$1,608,566

Machinery — 1.7%
Caterpillar, Inc.	30,022	$2,689,371
Dover Corp.	40,339	2,650,676
Ingersoll-Rand PLC	31,550	1,513,138
Parker Hannifin Corp.	34,400	2,926,064
Stanley Black & Decker, Inc.	54,390	4,023,228
Titan International, Inc.	40,134	871,710

		$14,674,187

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Marine — 0.1%
Kirby Corp.(1)	17,666	$1,093,349

		$1,093,349

Media — 4.5%
CBS Corp., Class B	151,072	$5,748,290
Comcast Corp., Class A	520,426	19,453,524
McGraw-Hill Cos., Inc. (The)	57,011	3,116,791
Omnicom Group, Inc.	29,750	1,486,310
Sirius XM Radio, Inc.	240,529	695,129
Walt Disney Co. (The)	177,304	8,827,966

		$39,328,010

Metals & Mining — 0.4%
BHP Billiton, Ltd. ADR	6,047	$474,326
Cliffs Natural Resources, Inc.	9,289	358,184
Newmont Mining Corp.	30,866	1,433,417
Nucor Corp.	23,005	993,356

		$3,259,283

Multi-Utilities — 1.0%
CMS Energy Corp.	217,119	$5,293,361
Public Service Enterprise Group, Inc.	123,765	3,787,209

		$9,080,570

Multiline Retail — 1.6%
Kohl’s Corp.	18,342	$788,339
Macy’s, Inc.	154,364	6,023,283
Nordstrom, Inc.	28,152	1,506,132
Target Corp.	94,476	5,590,145

		$13,907,899

Oil, Gas & Consumable Fuels — 6.1%
Apache Corp.	5,564	$436,774
Chevron Corp.	103,880	11,233,583
ConocoPhillips	114,202	6,622,574
Denbury Resources, Inc.(1)	31,083	503,545
EOG Resources, Inc.	16,450	1,986,995
Exxon Mobil Corp.	198,735	17,200,514
Hess Corp.	37,645	1,993,679
Occidental Petroleum Corp.	54,596	4,182,600
Peabody Energy Corp.	36,462	970,254
Phillips 66	57,101	3,032,063
Spectra Energy Corp.	16,118	441,311
Suncor Energy, Inc.	33,674	1,110,568

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	108,259	$3,544,400
WPX Energy, Inc.(1)	41,343	615,184

		$53,874,044

Paper & Forest Products — 0.2%
MeadWestvaco Corp.	56,858	$1,812,064

		$1,812,064

Personal Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	77,774	$4,655,552

		$4,655,552

Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	172,466	$5,620,667
Eli Lilly & Co.	31,684	1,562,655
Johnson & Johnson	88,319	6,191,162
Merck & Co., Inc.	158,250	6,478,755
Pfizer, Inc.	396,195	9,936,571
Sanofi ADR	13,288	629,585

		$30,419,395

Professional Services — 0.5%
Equifax, Inc.	17,082	$924,478
Nielsen Holdings NV(1)	25,050	766,279
Robert Half International, Inc.	81,945	2,607,490

		$4,298,247

Real Estate Investment Trusts (REITs) — 1.1%
American Tower Corp.	21,743	$1,680,082
Apartment Investment & Management Co., Class A	35,696	965,934
Host Hotels & Resorts, Inc.	28,981	454,132
Plum Creek Timber Co., Inc.	14,401	638,972
Simon Property Group, Inc.	39,276	6,209,143

		$9,948,263

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc., Class A(1)	37,957	$755,344

		$755,344

Road & Rail — 0.7%
CSX Corp.	34,587	$682,401
Kansas City Southern	15,641	1,305,711
Norfolk Southern Corp.	17,633	1,090,425

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Road & Rail (continued)
Ryder System, Inc.	12,392	$618,733
Union Pacific Corp.	20,249	2,545,704

		$6,242,974

Semiconductors & Semiconductor Equipment — 4.3%
Advanced Micro Devices, Inc.(1)	269,639	$647,134
Analog Devices, Inc.	56,522	2,377,315
ASML Holding NV - NY Shares	26,394	1,700,038
Cirrus Logic, Inc.(1)	14,318	414,792
Cypress Semiconductor Corp.(1)	245,589	2,662,185
Intel Corp.	931,844	19,223,942
Microchip Technology, Inc.	30,000	977,700
NXP Semiconductors NV(1)	14,000	369,180
ON Semiconductor Corp.(1)	149,333	1,052,798
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	85,964	1,475,142
Tessera Technologies, Inc.	50,120	822,970
Texas Instruments, Inc.	199,048	6,158,545

		$37,881,741

Software — 8.5%
Compuware Corp.(1)	97,123	$1,055,727
Concur Technologies, Inc.(1)	50,163	3,387,006
Microsoft Corp.	1,499,973	40,094,278
Oracle Corp.	832,135	27,726,738
Red Hat, Inc.(1)	34,973	1,852,170
TiVo, Inc.(1)	42,923	528,812

		$74,644,731

Specialty Retail — 1.2%
Advance Auto Parts, Inc.	40,120	$2,902,682
Best Buy Co., Inc.	28,506	337,796
Gap, Inc. (The)	35,268	1,094,718
Home Depot, Inc. (The)	58,008	3,587,795
Tiffany & Co.	39,926	2,289,357

		$10,212,348

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	73,632	$3,799,411

		$3,799,411

Thrifts & Mortgage Finance — 0.2%
Hudson City Bancorp, Inc.	180,579	$1,468,107

		$1,468,107

Security	Shares	Value

Tobacco — 1.2%
Altria Group, Inc.	27,194	$854,436
Philip Morris International, Inc.	113,441	9,488,205

		$10,342,641

Trading Companies & Distributors — 0.6%
Fastenal Co.	111,850	$5,222,277

		$5,222,277

Wireless Telecommunication Services — 0.3%
Rogers Communications, Inc., Class B	34,594	$1,574,719
Sprint Nextel Corp.(1)	112,760	639,349

		$2,214,068

Total Common Stocks — 100.3% (identified cost $517,111,900)		$878,966,497

Call Options Written — (0.7)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

NASDAQ 100 Index	310	$2,675	1/19/13	$(1,170,250)
NASDAQ 100 Index	630	2,725	1/19/13	(1,118,250)
NASDAQ 100 Index	315	2,750	1/19/13	(338,625)
S&P 500 Index	810	1,435	1/19/13	(1,381,050)
S&P 500 Index	1,825	1,450	1/19/13	(1,669,875)
S&P 500 Index	895	1,465	1/19/13	(469,875)

Total Call Options Written (premiums received $10,518,526)				$(6,147,925)

Other Assets, Less Liabilities — 0.4%				$3,333,254

Net Assets — 100.0%				$876,151,826

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Statement of Assets and Liabilities

Assets	December 31, 2012
Investments, at value (identified cost, $517,111,900)	$878,966,497
Cash	3,460,823
Dividends receivable	802,817
Tax reclaims receivable	4,239
Total assets	$883,234,376

Liabilities
Written options outstanding, at value (premiums received, $10,518,526)	$6,147,925
Payable to affiliates:
Investment adviser fee	753,686
Trustees’ fees	8,965
Accrued expenses	171,974
Total liabilities	$7,082,550
Net Assets	$876,151,826

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 63,614,866 shares issued and outstanding	$636,149
Additional paid-in capital	516,350,342
Accumulated distributions in excess of net realized gain	(7,097,298)
Accumulated undistributed net investment income	37,548
Net unrealized appreciation	366,225,085
Net Assets	$876,151,826

Net Asset Value
($876,151,826 ÷ 63,614,866 common shares issued and outstanding)	$13.77

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Statement of Operations

Investment Income	Year Ended December 31, 2012
Dividends (net of foreign taxes, $54,500)	$18,220,769
Total investment income	$18,220,769

Expenses
Investment adviser fee	$9,112,975
Trustees’ fees and expenses	37,395
Custodian fee	374,784
Transfer and dividend disbursing agent fees	19,341
Legal and accounting services	65,718
Printing and postage	170,998
Miscellaneous	99,120
Total expenses	$9,880,331
Deduct —
Reduction of custodian fee	$2,353
Total expense reductions	$2,353

Net expenses	$9,877,978

Net investment income	$8,342,791

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$50,448,884
Written options	(50,283,085)
Foreign currency transactions	81
Net realized gain	$165,880
Change in unrealized appreciation (depreciation) —
Investments	$86,754,033
Written options	(2,970,026)
Foreign currency	(218)
Net change in unrealized appreciation (depreciation)	$83,783,789

Net realized and unrealized gain	$83,949,669

Net increase in net assets from operations	$92,292,460

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$8,342,791	$6,017,158
Net realized gain from investment transactions, written options and foreign currency transactions	165,880	7,507,846
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	83,783,789	38,843,201
Net increase in net assets from operations	$92,292,460	$52,368,205
Distributions to shareholders —
From net investment income	$(8,256,794)	$(5,974,185)
From net realized gain	—	(12,908,523)
Tax return of capital	(76,485,243)	(65,942,670)
Total distributions	$(84,742,037)	$(84,825,378)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(2,582,682)	$—
Net decrease in net assets from capital share transactions	$(2,582,682)	$—

Net increase (decrease) in net assets	$4,967,741	$(32,457,173)

Net Assets
At beginning of year	$871,184,085	$903,641,258
At end of year	$876,151,826	$871,184,085

Accumulated undistributed net investment income included in net assets
At end of year	$37,548	$15,179

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Financial Highlights

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$13.650	$14.160	$14.510	$12.050	$19.090

Income (Loss) From Operations
Net investment income(1)	$0.131	$0.094	$0.087	$0.114	$0.125
Net realized and unrealized gain (loss)	1.313	0.725	1.095	4.246	(5.265)

Total income (loss) from operations	$1.444	$0.819	$1.182	$4.360	$(5.140)

Less Distributions
From net investment income	$(0.129)	$(0.094)	$(0.086)	$(0.172)	$(0.125)
From net realized gain	—	(0.202)	(0.033)	—	(0.179)
Tax return of capital	(1.200)	(1.033)	(1.413)	(1.728)	(1.596)

Total distributions	$(1.329)	$(1.329)	$(1.532)	$(1.900)	$(1.900)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.005	$—	$—	$—	$—

Net asset value — End of year	$13.770	$13.650	$14.160	$14.510	$12.050

Market value — End of year	$12.500	$11.720	$13.080	$15.050	$10.200

Total Investment Return on Net Asset Value(2)	11.77%	7.48%	9.22%	39.22%	(27.43)%

Total Investment Return on Market Value(2)	18.17%	(0.10)%	(2.73)%	70.59%	(30.78)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$876,152	$871,184	$903,641	$921,312	$761,330
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.09%	1.09%	1.07%	1.08%	1.07%
Net investment income	0.92%	0.68%	0.62%	0.87%	0.78%
Portfolio Turnover	5%	20%	11%	16%	36%

(1)	Computed using average shares outstanding.
(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $2,732,401 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

Additionally, at December 31, 2012, the Fund had a late year ordinary loss of $29, related to certain specified losses realized after October 31, 2012, which it has elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

15

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund makes quarterly distributions (monthly distributions beginning in January 2013) from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31,
	2012	2011

Distributions declared from:
Ordinary income	$8,256,794	$9,579,351
Long-term capital gains	$—	$9,303,357
Tax return of capital	$76,485,243	$65,942,670

16

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

During the year ended December 31, 2012, accumulated distributions in excess of net realized gain was decreased by $77,453, accumulated undistributed net investment income was decreased by $63,628 and paid-in capital was decreased by $13,825 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), return of capital distributions from securities and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(2,732,401)
Late year ordinary losses	$(29)
Net unrealized appreciation	$361,897,765

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from REITs, return of capital distributions from securities and written options contracts.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2012, the Fund’s investment adviser fee amounted to $9,112,975. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), a majority-owned subsidiary of Eaton Vance Corp. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $48,851,043 and $184,431,873, respectively, for the year ended December 31, 2012.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended December 31, 2012 and December 31, 2011.

On August 6, 2012, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). During the year ended December 31, 2012, the Fund repurchased 202,000 of its common shares under the share repurchase program at a cost, including brokerage commissions, of $2,582,682 and an average price of $12.79 per share. The weighted average discount per share to NAV on these repurchases amounted to 10.60%.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$517,068,619

Gross unrealized appreciation	$364,938,701
Gross unrealized depreciation	(3,040,823)

Net unrealized appreciation	$361,897,878

17

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at December 31, 2012 is included in the Portfolio of Investments.

Written options activity for the year ended December 31, 2012 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	5,360	$15,986,915
Options written	60,795	146,188,701
Options terminated in closing purchase transactions	(55,505)	(138,477,354)
Options expired	(5,865)	(13,179,736)

Outstanding, end of year	4,785	$10,518,526

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(6,147,925	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Written options	$(50,283,085	)(1)	$(2,970,026	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

18

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notes to Financial Statements — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$878,966,497 *	$—	$—	$878,966,497

Total Investments	$878,966,497	$—	$—	$878,966,497

Liability Description

Call Options Written	$(6,147,925)	$—	$—	$(6,147,925)

Total	$(6,147,925)	$—	$—	$(6,147,925)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2011 whose fair value was determined using Level 3 inputs. At December 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

19

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Managed Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the “Fund”), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 18, 2013

20

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2013 showed the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $18,022,722, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.   Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

21

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Notice to Shareholders (Unaudited)

In November 2012, the Fund changed its frequency of regular Fund distributions from quarterly to monthly. Beginning in January 2013, Fund shareholders will receive one-third of the current quarterly distribution on a monthly basis rather than the full current distribution once every three months. Total distribution amounts paid over the calendar year will not be affected.

22

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

23

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Application For Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2012, Fund records indicate that there are 29 registered shareholders and approximately 34,153 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETV.

24

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 188 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 188 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2005.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2005.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

25

Eaton Vance

Tax-Managed Buy-Write Opportunities Fund

December 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 1 year. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Trustee since 2005 and Chairman of the Board since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 1957	President	Since 2011	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

27

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Parametric Portfolio Associates LLC

1918 Eighth Avenue, Suite 3100

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2551-2/13	CE-TMBWOFSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/11	12/31/12
Audit Fees	$35,530	$39,376
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,280	$8,790
All Other Fees(3)	$300	$0

Total	$44,110	$48,166

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2011 and December 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/11	12/31/12
Registrant	$8,580	$8,790
Eaton Vance(1)	$334,561	$615,489

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM”) is the investment adviser to the Fund. EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996.

David M. Stein, Ph.D. and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio. Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., The Vanguard Group and IBM Retirement Funds. Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts		Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Walter A. Row
Registered Investment Companies	9		$9,264.5	0	$0
Other Pooled Investment Vehicles	0		$0	0	$0
Other Accounts	0		$0	0	$0

David M. Stein
Registered Investment Companies	21		$12,426.2	0	$0
Other Pooled Investment Vehicles	5		$3,312.6	0	$0
Other Accounts	2,778	(1)	$39,301.7	2	$1,127.9

Thomas Seto
Registered Investment Companies	21		$12,426.2	0	$0
Other Pooled Investment Vehicles	5		$3,312.6	0	$0
Other Accounts	2,778	(1)	$39,301.7	2	$1,127.9

(1)

For “Other Accounts” that are part of a wrap account program, the number of accounts cited includes the number of sponsors for which the portfolio manager provides management services rather than the number of individual customer accounts within each wrap account program.

The following table shows the dollar range of Fund shares beneficially by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David M. Stein	None
Thomas Seto	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Compensation Structure for Parametric

Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock, restricted shares of EVC’s nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Programs*
August 2012	—	—	—	6,381,687
September 2012	86,000	$13.13	86,000	6,295,687
October 2012	29,900	$13.07	115,900	6,265,787
November 2012	57,100	$12.20	173,000	6,208,687
December 2012	29,000	$12.61	202,000	6,179,687
Total	202,000	$12.79

*	On August 6, 2012, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on August 8, 2012.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 11, 2013

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 11, 2013